UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  March 18, 2003


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                         31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                         45202
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------


ITEM 9.  REGULATION FD DISCLOSURE

         On March 18, 2003, The Procter & Gamble Company (the "Company") issued a news release announcing that the Company has signed an agreement to purchase a controlling interest from the majority shareholders of Wella AG, headquartered in Darmstadt, Germany.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/SHARON E. ABRAMS
                                       ------------------------------------
                                       Sharon E. Abrams, Secretary
                                       March 18, 2003




                                     Exhibit

99.  News Release by The Procter & Gamble Company dated March 18, 2003.